UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	0-9439	74-2157138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

(Registrant’s telephone number, including area code): (210) 722-7611

None
(Former name or former address, if changed since last report.)

Item 5.  Other Events

On January 22, 2004, International Bancshares Corporation (NASDAQ:  IBOC) jointly announced with Local Financial Corporation (NASDAQ:  LFIN) that they have entered into an agreement and plan of merger pursuant to which Local Financial Corporation would merge with and into LFC Acquisition Corp., a wholly-owned subsidiary of International Bancshares Corporation.  The Agreement and Plan of Merger dated as of January 22, 2004, and the joint press release issued January 22, 2004, regarding the events outlined above appear as exhibits to this report and are herein incorporated by reference. The foregoing is qualified in its entirety by reference to such documents.

Item 7.  Financial Statements and Exhibits

c.	Exhibits

	99.1	Press Release dated January 22, 2004

	99.2	Agreement and Plan of Merger dated as of January 22, 2004, among International Bancshares Corporation, LFC Acquisition Corp. and Local Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President,
and Chief Executive Officer

Date: January 22, 2004.

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated January 22, 2004

99.2	Agreement and Plan of Merger dated as of January 22, 2004, among International Bancshares Corporation, LFC Acquisition Corp. and Local Financial Corporation